[USAA EAGLE LOGO (R0]
USAA CORNERSTONE MODERATELY AGGRESSIVE FUND
SUPPLEMENT DATED FEBRUARY 1, 2016
TO THE FUND'S PROSPECTUS
DATED OCTOBER 1, 2015

This Supplement updates certain information contained in the above-dated prospectus for the USAA Cornerstone Moderately Aggressive Fund (the Fund). Please review this important information carefully.

Effective on January 29, 2016, the subadvisory agreement between AMCO and Quantitative Management Associates, LLC (QMA) was terminated with respect to the Fund. AMCO will continue to manage the Fund in a manner consistent with its existing investment objective and strategy.

As a result of these changes, all references to QMA in the Fund’s prospectus are hereby deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

98486-0216